UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 28, 2005

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	1-6905	56-0905940
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800 Charlotte, North Carolina 28202
(Address of principal executive offices, including zip code)

(704) 372-5404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On October 28, 2005, Ruddick Corporation (the “Registrant”) entered into a new Credit Agreement (the “Credit Agreement”), dated as of October 28, 2005, by and among Registrant, as Borrower, Wachovia Bank, National Association (“Wachovia”), Branch Banking and Trust Company (“BB&T”), Regions Bank (“Regions”) and RBC Centura (“RBC” and, together with Wachovia, BB&T and Regions, the “Lenders”), and Wachovia, as administrative agent for the Lenders.  Under the terms of the Credit Agreement, the Lenders will make available a five-year revolving credit facility in the aggregate amount of up to $200 million (the “Revolving Credit Facility”).

Borrowings under the Revolving Credit Facility will bear interest, at Registrant’s option, at (a) a base rate, as determined by reference to rates on federal funds transactions with members of the Federal Reserve System or the prime rate in effect on the interest determination date, (b) LIBOR Market Index Rate or (c) LIBOR Rate, each plus an applicable margin depending upon Registrant’s consolidated leverage ratio and as determined by the administrative agent in accordance with the terms of the Credit Agreement.  The Credit Agreement requires Registrant to maintain a consolidated fixed charge ratio of at least 1.5 to 1 and a consolidated leverage ratio of no more than 3.5 to 1.  The Credit Agreement contains representations and warranties and events of default that are customary for this type of transaction.

The description in this Item 1.01 is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 1.02.	TERMINATION OF A DEFINITIVE MATERIAL AGREEMENT

On October 28, 2005, simultaneously with entering into the Credit Agreement, Registrant terminated its existing $100 million revolving credit facility, dated May 14, 2002 (the “Existing Credit Agreement”), among Registrant, the lenders named therein and Wachovia as administrative agent.  The Existing Credit Agreement was scheduled to expire on May 14, 2007 and was terminated because it has been replaced by the new Revolving Credit Facility described under Item 1.01 above.  Registrant incurred no early termination penalties in connection with the termination of the Existing Credit Agreement.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See disclosure under Item 1.01 of this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1

Credit Agreement, dated October 28, 2005, among Ruddick Corporation, as Borrower, Wachovia Bank, National Association, Branch Banking and Trust Company, Regions Bank and RBC Centura Bank, as Lenders, and Wachovia Bank, National Association, as administrative agent for the Lenders.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION

	By:	/s/ John B. Woodlief

John B. Woodlief
Vice President – Finance and Chief
Financial Officer

Dated: November 3, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1

Credit Agreement, dated October 28, 2005, among Ruddick Corporation, as Borrower, Wachovia Bank, National Association, Branch Banking and Trust Company, Regions Bank and RBC Centura Bank, as Lenders, and Wachovia Bank, National Association, as administrative agent for the Lenders.